SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549




                                  FORM 8-K

                               CURRENT REPORT




                       PURSUANT TO SECTION 13 OR 15(d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934





                      Date of Report: November 10, 1998





                    BRITTON & KOONTZ CAPITAL CORPORATION
             (Exact name of issuer as specified in its charter)





                                                               64-0665423
          Mississippi                    0-22606              (IRS Employer
     (State of Incorporation)     Commission File Number    Identification No.)






                   500 Main Street, Natchez, Mississippi  39120
                     (Address of principal executive offices)





                            Telephone:  (601)445-5576



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                 BRITTON & KOONTZ CAPITAL CORPORATION AND SUBSIDIARY



                                      INDEX





Item 5.  Other Events.

          The contents of Exhibit 20 to this Form 8-K are hereby incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

     (c)     Exhibits.

        20   Other Documents or Statements to Security Holders.


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                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                         BRITTON & KOONTZ CAPITAL CORPORATION




November 10, 1998                     /s/ W. Page Ogden
                                      W. Page Ogden
                                      President and Chief Executive  Officer


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                               Exhibits Index






Exhibit
Number          Item



20              Other Documents or Statements to Security Holders


                Press Release Dated October 29, 1998

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